SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      JANUARY 2, 2001
                                                 -------------------------------


                         SHAMAN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



         DELAWARE                       0-21022                    94-3095806
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



213 EAST GRAND AVE., SOUTH SAN FRANCISCO, CALIFORNIA                    94080
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (650) 952-7070
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 3.   Bankruptcy

On January 5, 2001, Shaman Pharmaceuticals, Inc filed a petition for protection under Federal Bankruptcy law in the U. S. Bankruptcy Court, Northern District of California. The Company will file a plan of reorganization as soon as practicable, and will continue operations, including the sales of its products. A press release is attached hereto and incorporated herewith.


Item 5.  Other Events

On January 2, 2001, Shaman executed Secured Bridge Promissory Notes (the
"Bridge Notes") in the aggregate amount of $278,000 (including the extension of some existing indebtedness) in favor of certain of its officers, directors, stockholders and outside non-bankruptcy legal counsel. Each Bridge Note bears interest at the annual rate of 6.35% per annum and is due and payable on or before March 5, 2001. Each Bridge Note is secured by a lien on certain assets of the Company. Also on January 2, 2001, Shaman executed Secured Promissory Notes (the "IP Notes") in the aggregate amount of $561,845 (including the extension of some existing indebtedness) in favor of certain of its officers, directors, and stockholders. Each IP Note bears interest at the annual rare of 6.3% per annum and is due and payable on or before June 20, 2001. Each IP Note is secured by a lien on certain assets of the Company. The proceeds of both the Bridge Notes and the IP Notes will be used to finance operations during the commencement of bankruptcy proceedings and to pay the costs of the bankruptcy. Copies of the relevant documents are attached hereto and incorporated herein.


Item 7.    Exhibits
-------    --------

(a) Exhibits


99.1       Press Release, dated January 5, 2001.
99.2 Security Agreement dated as of January 2, 2001 between the Company and LDI Group, Inc., Freehan Partners, L.P., M. David Titus, Nezam Tooloee, Lisa A. Conte, Bay Venture Counsel, L.L.P., and Steven King.
99.3 Absolute Assignment of Rents dated as of January 2, 2001 between the Company and LDI Group, Inc., Freehan Partners, L.P., M. David Titus, Nezam Tooloee, Lisa A. Conte, Bay Venture Counsel, L.L.P., and Steven King.
99.4 Secured Bridge Promissory Note dated January 2, 2001 between the Company and Lisa A. Conte.
99.5 Secured Bridge Promissory Note dated January 2, 2001 between the Company and Bay Venture Counsel, L.L.P.
99.6 Secured Bridge Promissory Note dated January 2, 2001 between the Company and Freehan Partners, L.P.
99.7 Secured Bridge Promissory Note dated January 2, 2001 between the Company and LDI Group, Inc.
99.8 Secured Bridge Promissory Note dated January 2, 2001 between the Company and Steven King.
99.9 Secured Bridge Promissory Note dated January 2, 2001 between the Company and M. David Titus.
99.10 Secured Bridge Promissory Note dated January 2, 2001 between the Company and Nezam Tooloee.
99.11 Intercreditor Agreement dated January 2, 2001 by and among the Company and Alcamin Anstalt, Tradewinds Debt Strategies Fund, L.P., Nezam Tooloee, Lisa A. Conte.
99.12      Security Agreement dated January 2, 2001 between the Company and
           Lisa A. Conte, Nezam Tooloee, Alcamin Anstalt, and Tradewinds Debt Strategies Fund, L.P.
99.13 Security Promissory Note dated January 2, 2001 between the Company and Lisa A. Conte
99.14 Security Promissory Note dated January 2, 2001 between the Company and Nezam Tooloee
99.15 Security Promissory Note dated January 2, 2001 between the Company and Alcamin Anstalt
99.16 Security Promissory Note dated January 2, 2001 between the Company and Tradewinds Debt Strategies Fund, L.P.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SHAMAN PHARMACEUTICALS, INC.



Date: January 23, 2001                    By: /s/ Lisa A. Conte
                                             --------------------------
                                          Lisa A. Conte
                                          President and Chief Executive Officer

                                                                  EXHIBIT 99.1


Contact: Corporate Communications               FOR IMMEDIATE RELEASE
(650) 952-7070


        SHAMAN VOLUNTARILY FILES FOR CHAPTER 11 BANKRUPTCY PROTECTION

South San Francisco, CA - January 5, 2001 - Shaman Pharmaceuticals, Inc (OTC BB:
SHPH.OB) today announced that it has voluntarily filed a Chapter 11 reorganization petition for protection under Federal Bankruptcy law in the United States Bankruptcy Court, Northern District of California. The decision to seek protection was taken because the Company believes that a bankruptcy reorganization provided the best means of maximizing the value of its real estate lease and intellectual property for the benefit of its creditors and shareholders. During the bankruptcy proceeding, Shaman will continue to operate as a debtor in possession, and anticipates promptly filing a plan of reorganization to restructure its debts.

Despite the filing, Shaman will continue to sell its products. Normal Stool Formula (NSF) will be sold in the near term through General Nutrition Centers
(GNC) under a signed contract with GNC to market NSF as an anti-diarrheal product to health food and specialty store channels. NSF and NSF-IB will also continue to be sold through the Internet at www.NSFIB.com and at 800-987-9920, as well as through specific retail operations such as The Medicine Shoppe Pharmacies and other smaller retail pharmacies.

Timing of the bankruptcy filing was imposed by several factors, including the need to preserve the value of the Company's below-market lease which may be assigned in bankruptcy to generate substantial funds for the Company and to provide clear title to buyers or licensees of certain key intellectual property assets of the Company. The Company has engaged Roth Capital Partners to assist with the sale or licensing of certain of its key assets, including discontinued pharmaceutical products.
                                      #
This press release contains, among other things, certain statements of a forward-looking nature relating to Shaman's ability to advance its development and research programs. Such statements involve a number of risk and uncertainties including the Risk Factors listed in the Shaman Pharmaceuticals, Inc.'s Annual Report on Form 10K and 10K/A for the year ended December 31, 1999. These filings are available upon request at 650/952-7070. Also visit Shaman at http://www.Shaman.com.

                                                                  EXHIBIT 99.2


                               SECURITY AGREEMENT



     THIS SECURITY AGREEMENT is entered into as of January 2, 2001, between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation ("DEBTOR"), for the benefit of LDI Goup, Inc., Freehan Partners, L.P., M. David Titus, Nezam Tooloee, Lisa
A. Conte, and Steven King (each, individually a "SECURED Party").


                                    RECITALS

     A. Pursuant to the Secured Bridge Promissory Note of even date entered into between Secured Party and Debtor (the "PROMISSORY NOTE"), Debtor has agreed to pledge its assets as security for the payment of the Promissory Note.

     B. Debtor is granting to Secured Party a fully perfected security interest in Debtor's accounts receivable from all subtenants, tenants, and assignees of Debtor's leased spaced and its present and future accounts (the "Collateral"), to secure prompt payment and performance of the Obligations and Debtor's obligations to Secured Party under this Agreement. This security interest will be prior to any competing security interest, lien or other interest or claim in such Collateral.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

     1. Grant of Security Interest. Debtor hereby assigns and grants to Secured Party, to secure the due and timely payment and performance of the Obligations (as defined below), whether now existing or hereafter arising, a first priority perfected security interest in all of Debtor's right, title and interest, whether now existing or hereafter arising, in and to the Collateral (as defined below).

     2. Collateral. The "COLLATERAL" consists of the following personal property.

        (a) All of Debtor's accounts receivable from all subtenants, tenants, and assignees of Debtor's leased space (collectively, the "ACCOUNTS RECEIVABLE").

        (b) All of Debtor's present and future accounts, including, without limitation, its bank accounts (collectively, the "ACCOUNTS").

        (c) All proceeds (including all insurance proceeds) of the foregoing;
and

        (d) All books, correspondence, records and other documents relating to the above-described property.

      As used in this Security Agreement, the term "PROCEEDS" includes whatever is receivable or received when collateral or the proceeds thereof is paid, collected or otherwise disposed of whether such disposition is voluntary or involuntary, and all claims arising out of the damage, destruction, or decrease in value of the collateral.

     3. Obligations Secured. The "OBLIGATIONS" secured by the Collateral consist of the full and timely payment and performance of all of debt evidenced by the Promissory Note and the obligations under this Security Agreement. The terms "indebtedness" and "obligations" are used in the most comprehensive sense and include all obligations in connection with the Promissory Note to Secured Party.

     4. Covenants of Debtor. Debtor agrees:

        (a) to do all acts necessary to maintain, preserve and protect the Collateral;

        (b) not to change the location of the tangible Collateral, or to make any change in Debtor's name or place of business, or, if Debtor has more than one place of business, its head office, or office in which Debtor's records relating to the Collateral are kept beyond Debtor's ordinary course of business conduct;

        (c) to procure and deliver from time to time any financing statements and other writings necessary to perfect, maintain and protect its security interest hereunder and the priority thereof and the purposes of this Agreement and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments, if any;

        (d) to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and other reports and information relating to the Collateral as Secured Party may request from time to time;

        (e) not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, except for routine disposal of equipment being replaced in the ordinary course of business, and to keep the Collateral free from all levies and security interests or other charges except for security interests existing on the date of this Agreement with Lenders and those other levies, security interests or other charges approved in writing by Secured Party;

        (f) to pay promptly when due all federal, state, and local taxes or assessments now or hereafter imposed on or affecting any Collateral and to deliver to Secured Party, on demand, appropriate certificates attesting to the payments;

        (g) not to cause or suffer any of Debtor's representations and/or warranties to become untrue;

        (h) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

        (i) not to use or permit any Collateral to be used unlawfully or in violation of this Agreement or any applicable law or regulation or policy of insurance covering the Collateral; and

        (j) to promptly supply Secured Party with such other information concerning its affairs as Secured Party may request from time to time hereafter and shall promptly notify Secured Party of any material adverse change in Debtor's financial condition and any condition or event that constitutes a breach of or event that constitutes an Event of Default under this Agreement; and

     5. Representations and Warranties. Debtor represents and warrants to Secured Party that:

        (a) Debtor is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified. The execution, delivery and performance of the Documents have been duly authorized, and do not conflict with Debtor's formation documents, nor constitute an event of default under any material agreement by which Debtor is bound.

        (b) Debtor has good title to the Collateral, free of competing liens, charges and encumbrances.

        (c) No representation, warranty or other statement of Debtor in any certificate or written statement given to Secured Party contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading as of the date made.

        (d) The exact corporate name of Debtor is Shaman Pharmaceuticals, Inc., a Delaware corporation.

        (e) Debtor's principal place of business and chief executive office is located at 213 East Grand Avenue, South San Francisco, California 94080-4812.

Debtor maintains all of its records with respect to the Collateral at that address. Debtor has not at any time within the past four (4) months maintained its chief executive office or its records with respect to the Collateral at any other location. All tangible Collateral is and will be located in the State of California except.

     6. Default. Debtor will be in default hereunder if:

        (a) Debtor materially breaches any provision of this Security Agreement and such breach continues after written notice from Secured Party for a period of thirty (30) days or such longer period of time reasonably required to remedy the breach, provided Debtor promptly commences remedial action within thirty
(30) days of such written notice and thereafter diligently pursues the remedial action.

        (b) If a material portion of Debtor's assets are attached, seized or levied upon or if Debtor begins an insolvency proceeding or an insolvency proceeding is begun against Debtor (an "INSOLVENCY EVENT").

        (c) If any warranty or representation in any Document or in any writing delivered to Secured Party is untrue or inaccurate in any material respect.

        (d) Any material misrepresentation or material misstatement existing now or hereafter in any warranty or representation in any such guaranty in connection with such guaranty.

        (e) Debtor fails to pay any amounts when due under the Promissory Note or breaches any other provision of the Promissory Note.

     7. Remedies. Upon a default as defined in Section 6 above, Secured Party may, at Secured Party's option declare all Obligations immediately due and payable:

        (a) Exercise with respect to the Collateral all of the remedies of a secured party under Article 9 of the California Commercial Code (including any right to recover any deficiency from Debtor);

        (b) Exercise any and all remedies available under law or in equity.

        (c) Payment in full of Indebtedness at any time shall cure any and all defaults, pursuant to which Secured Party shall relinquish, release and return to Debtor any and all collateral in its possession or under its control.

     No delay or omission to exercise any right or remedy of Secured Party upon a default by Debtor will waive any right or remedy of Secured Party or be construed as a waiver of any similar default that occurs later. Debtor waives any right to require Secured Party to proceed against any other person or to exhaust any Collateral or to pursue any other remedy in Secured Party's power.

     8. Miscellaneous.

        (a) The terms of this Security Agreement will inure to the benefit of and bind the parties hereto and their respective successors, assigns, executors, heirs and legal representatives.

        (b) This Security Agreement contains the entire security agreement between Secured Party and Debtor and may be modified only by a writing signed by Secured Party and Debtor. If any of the provisions of this Security Agreement are held invalid or unenforceable, this Security Agreement will be construed as if not containing the invalid or unenforceable provisions.

        (c) This Security Agreement will be construed in accordance with and governed by the laws of the State of California.

        (d) Should any party hereto institute any action or proceeding to enforce any provisions hereof, or for damages by reason of any alleged breach of any provisions of this Agreement, or for a declaration of such party's rights or obligations hereunder, or for any other judicial remedy, the prevailing party shall be entitled to be reimbursed by the losing party all costs and expenses incurred thereby, including but not limited to, reasonable attorney fees.

        (e) All communications required or given under this Security Agreement shall be given in writing to Secured Party or Debtor at the address for such party set forth below, and shall be deemed given upon the earlier of actual receipt by the party or three (3) days after posting in the U.S. mail, postage prepaid, and duly addressed:

        Secured Party:        LDI Group, Inc.
                              1075 Hollywood Avenue
                              Salt Lake City, UT 84105


                              Freehan Partners, LP
                              591 Redwood Highway, Suite 2355
                              Mill Valley, CA 94941


                              M. David Titus
                              550 West C Street, Suite 2030
                              San Diego, CA 92101

                              Nezam Tooloee
                              6600 Seabold Road
                              Bainbridge Island, WA 98110


                              Lisa A. Conte
                              32621 Mount Valentine Drive
                              Evergreen, CO 80439


                              Steven King
                              213 East Grand Avenue
                              South San Francisco, CA 94080


                              Bay Venture Counsel
                              1999 Harrison Street, Suite1300
                              Oakland, CA 94612



        Debtor:               Shaman Pharmaceuticals, Inc.
                              213 East Grand Avenue
                              South San Francisco, CA 94080-4812


        With a copy to:       Sharie L. Mendrey, Esq.
                              Farella Braun + Martel, LLP
                              Russ Building, 30th Floor
                              235 Montgomery Street
                              San Francisco, CA 94104


     Either party may change the address to which notices shall be sent to such party by providing written notice thereof to the other party in accordance with the terms of this Section.

        (f) Time is of the essence in each and every provision of this Agreement.

        (g) Provided Debtor has performed and repaid the Obligations in full and no Insolvency Event shall have occurred with respect to Debtor within the 90 day period following such performance and repayment in full, Secured Party shall deliver to Debtor, within 10 days after the end of such 90-day period, executed UCC termination statements in customary form and releases of any guaranty of the Obligations then in effect.

     IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the date and year first above written.



                               DEBTOR:     Shaman Pharmaceuticals, Inc.


                                           By: /s/ Steven R. King
                                               ---------------------------------

                                               Steven King, its COO

                                                                  EXHIBIT 99.3


RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO

Farella Braun + Martel LLP
235 Montgomery Street
San Francisco, CA  94104
Attn:  Sharie Mendrey, Esq.

--------------------------------------------------------------------------------
APN:  015-041-030                                   No transfer tax is due.

                          ABSOLUTE ASSIGNMENT OF RENTS


     This Absolute Assignment of Rents ("Assignment") entered into as of January 2, 2001, by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation, having an address at 213 East Grand Avenue, South San Francisco, California 94080 ("Assignor") and its lenders identified on Exhibit A to this Assignment ("Assignees");

                              W I T N E S S E T H:


                                    ARTICLE 1

                                   DEFINITIONS

     1.1 PARTIES. As used in this Assignment, the terms "Assignor" and "Assignees" mean the parties above-identified by such designation and their respective heirs, executors, administrators, successors and assigns. The preceding sentence shall not be interpreted to authorize any transfer which is otherwise prohibited by any agreement of such parties.

     1.2 OTHER DEFINITIONS. As used in this Assignment, the terms hereafter set forth shall have the respective meanings hereafter indicated.

     "Event of Default" shall have the same meaning as the definition of such phrase appearing in the Security Agreement.

     "Indebtedness" means all monetary amounts from time to time owing by Assignor to Assignee under the Note, under this Assignment and under the Security Agreement, including, without limitation, all, if any, amendments of this Assignment and all, if any, renewals, extensions, rearrangements and modifications of the Note and of the Security Agreement.

     "Leases" means all present and future leases, lease assignments, and subleases with respect to which the leased premises of such Leases consist of any portion of the Property.

     "Note" means that certain Secured Bridge Promissory Note or Secured Bridge Promissory Notes of even date executed by Assignor, as "Maker," bearing interest and being payable to the order of one or more of the Assignees, as "Payee," in installments in accordance with the terms and provisions therein set forth.

     "Property" means the premises described on attached Exhibit "B" together with all improvements, rights, appurtenances, personalty and any other property which may be secured by the Security Agreement presently or hereafter situated on such land.

     "Rents" means all rent (including, without limitation, fixed rent, minimum rent and percentage rent, if any) and all other monetary amounts of every type (including, without limitation, damages for breach or early termination of such Leases) which are from time to time payable by Tenants under any of the Leases (at the Property) to Assignor (as landlord, sublandlord or lease assignor) under the Leases or which are otherwise receivable by Assignor with respect to the Leases or Property and all of such previously mentioned sums which are from time to time payable by guarantors of the obligations of Tenants to Assignor (as landlord) under the Leases and all amounts payable by Tenants (and guarantors for Tenants) to Assignor (as landlord) under the provisions of the Bankruptcy Code as amended from time to time.

     "Security Agreement" means that Security Agreement or Security Agreements of even date executed Assignor, as "Debtor," and one or more of the Assignees as "Secured Party" securing the Indebtedness evidenced by the Notes and creating a security interest in certain property of Assignor. This Assignment is not a security agreement, in view of the fact that this Assignment provides for an absolute assignment of Rents, not a collateral assignment of Rents.

     "Tenants" means any tenant, subtenant, or assignee of Assignor's lease in connection with any portion of the Property, including without limitation any assignee of Assignee's lease in bankruptcy.


                                   ARTICLE 2

                                   ASSIGNMENT

     2.1 ABSOLUTE ASSIGNMENT. For and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor does hereby absolutely assign, transfer, and set over to Assignee the Rents.

     2.2 INCIDENTS OF ASSIGNMENT. This Assignment is absolute, unconditional and immediately effective. This Assignment does not collaterally transfer the Rents to Assignee and does not grant Assignee a lien on the Rents; instead, this Assignment absolutely vests title to the Rents in Assignee and constitutes Assignee as the owner of the Rents in accordance with the terms and provisions of this Assignment. It shall never be necessary for Assignee to institute legal proceedings of any kind to enforce the provisions of this Assignment.


                                   ARTICLE 3

                         COVENANTS, REPRESENTATIONS AND
                             WARRANTIES OF ASSIGNOR

     3.1 COVENANTS OF ASSIGNOR. Assignor hereby unconditionally covenants and agrees as follows:

          3.1.1 to use best efforts to observe, perform and discharge, diligently and punctually, all the obligations imposed upon the landlord under the Leases and not to do or permit to be done anything to impair the Leases or the Rents obligations or any of the other obligations of the tenants under the Leases; and Assignor shall give prompt notice to Assignee of any failure on the part of the Assignor to observe, perform and discharge, with respect to Leases involving more than 25% of the Property in Aggregate, any of Assignor's obligations under this paragraph or under any other portion of this Assignment;

          3.1.2 not to grant any period of free rental or abated rental under any of the Leases except as may be part of a customary marketing plan in the ordinary course of business;

          3.1.3 until payment of the Indebtedness in full, not to execute any other assignment of Rents (whether absolute or collateral) arising or accruing from the Leases or from the Property;

          3.1.4 to execute and deliver at the request of Assignee all such reasonable further assurances and written instruments and take all such other reasonable action with respect to the Property as Assignee shall from time to time request in writing in order to carry out the purpose and intent of this Assignment;

          3.1.5 to use its best efforts to enforce, in the name of Assignor (as landlord), and at the cost, expense and risk of Assignor, the performance of each and every obligation, term, covenant, condition and agreement in the Leases to be performed by any Tenant; and Assignor (as landlord) shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Leases or the obligations, duties or liabilities of Assignor (as landlord) and any tenant thereunder, and, upon request by Assignee, Assignor will do so in the name and on behalf of Assignee;

          3.1.6 not to waive, excuse, discount, setoff, compromise or in any manner release or discharge any tenant under any Lease (or any guarantor for any such tenant) of and from any monetary or other obligations, covenants, conditions and agreements to be kept, observed and performed by such tenant (or guarantor for such tenant), including, without limitation, the obligation to pay Rents thereunder, in the manner and at the time and place specified therein;

          3.1.7 not to intentionally incur any indebtedness to any Tenant (or guarantor for any Tenant) under any of the Leases unless each such Tenant (or guarantor) contemporaneously expressly waives in writing any right to offset against (or recoup) any portion of such indebtedness from Rents; and

          3.1.8 if requested by Assignee, to deliver to Assignee executed copies of all Leases when executed upon all or any part of the Property.

     3.2 REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor unconditionally represents and warrants to Assignee now and continuing throughout the term of this Assignment as follows:

          3.2.1  Assignor is the tenant of the leasehold Property

          3.2.2 Except for Assignor's landlord, no other person, firm, corporation or entity has any right, title or interest in the Rents; and

          3.2.3 no Rents provided for under any of the Leases have been previously sold, assigned, transferred, mortgaged or pledged.


                                   ARTICLE 4

                         TERMINABLE LICENSE OF ASSIGNOR
                                TO COLLECT RENTS

     4.1 TERMINABLE LICENSE OF ASSIGNOR. So long as there exists no Event of Default, Assignor shall have and is hereby granted the license (the "License") to receive and collect all of the Rents. At the request of Assignee, Assignor shall, at all times, keep Assignee advised in writing of the names and locations of each depository at which such accounts containing the Rents are maintained as well as the account number of each such account and, within seven (7) days following notice from Assignee to Assignor, Assignor shall advise Assignee of the balance in each such account to the extent that such information may be requested by Assignee. Assignor acknowledges and agrees that the License does not negate or otherwise affect the status of this Assignment as being an absolute assignment fully transferring to Assignee title to the Rents.

     4.2 AUTOMATIC TERMINATION OF ASSIGNOR'S LICENSE. Upon the occurrence of any Event of Default, the aforesaid License of Assignor under Section 4.1 of this Agreement shall, ipso facto, automatically terminate without the necessity that Assignee give Assignor any nature of notice or institute against Assignor any nature of legal proceedings or take any other action. Upon the occurrence of any such Event of Default and the resulting automatic termination of such License, unless Assignee gives Assignor notice to the contrary (a matter within the sole discretion of Assignee), all Rents thereafter received by Assignor shall, in their entirety, be promptly paid over by Assignor to Assignee and Assignee may exercise any and all legal and equitable remedies including, without limitation, the remedies provided for under Article 5 of this Assignment. Under no circumstances, however, does Assignee's legal ownership of the rents depend upon the occurrence of any such Event of Default or the resulting automatic termination of Assignor's License or the giving of notice by Assignee or the filing of any lawsuit or the taking of any other action whatsoever by Assignee, it being the agreement and intention of Assignor and Assignee that this Assignment is absolute (not collateral) and immediately vests ownership of the Rents in Assignee.

     4.3 IMPACT ON TENANTS OF TERMINATION OF ASSIGNOR'S LICENSE. Notwithstanding any of the other terms or provisions of this Assignment, until receipt from Assignee of notice of the occurrence of an Event of Default, each Tenant may pay rentals directly to Assignor. Upon receipt by any Tenant under the Leases, however, of notice from Assignee that an Event of Default has occurred, irrespective of whether Assignor contests the occurrence or existence of such Event of Default or contests Assignee's entitlement to receive the Rents, each such Tenant under the Leases is hereby authorized and directed and required to pay directly to Assignee all Rents accruing after the date of the Event of Default stated in such notice from Assignee (irrespective of any contrary provision of the lease to such tenant or any other circumstances whatsoever); and the receipt by Assignee of Rents shall constitute a release of each Tenant paying such Rents to the extent of the amounts so paid to Assignee by such tenant. The notice from Assignee to tenants referred to in this Section
4.3 is intended solely for the benefit of each Tenant and shall never inure to the benefit of Assignor or any party claiming through or under Assignor. The receipt by a Tenant of any such notice from Assignee constitutes full authorization and mandate for such tenant to make all future payment of Rents directly to Assignee and each Tenant paying such future Rents to Assignee after such notice from Assignee shall be permitted to rely on such notice and shall have no liability to Assignor after such notice for any Rents so paid to Assignee by such Tenant. In the event that any Tenant receiving any such notice from Assignee does not timely pay such future Rents to Assignee, whether on account of continued payment of such Rents by such Tenant to Assignor or withholding of such Rents by such Tenant or such Tenant's paying such rents into the registry of the court in connection with an interpleader or other action or any other non-payment of such Rents to Assignee by any Tenant, such Tenant will be liable to Assignee for the Rents not so paid to Assignee plus costs of court plus attorneys' fees of Assignee. Whenever requested by Assignee, Assignor shall promptly deliver to each Tenant a notice of this Assignment and that Assignee has, subject to the terms and provisions of this Assignment, granted Assignor a revocable (by Assignee) license to collect the Rents so long as there is no Event of Default and containing the other terms and provisions hereinabove set forth in this Section 4.3.

     Assignor agrees that, upon the request by Assignee, the provisions of this
Section 4.3 shall be contained in each Lease thereafter executed by Assignor (as landlord) and a Tenant.


                                   ARTICLE 5

                                ARTICLE REMEDIES

     5.1 REMEDIES. Assignor expressly acknowledges and agrees that upon or at any time after the occurrence of an Event of Default, Assignee's right, title and interest in and to the Leases and Rents shall be and remain absolute and inviolate in accordance with the provisions of this Assignment. Moreover, without limiting, altering, affecting or impairing in any manner or to any extent the absolute right, title and interest of Assignee as provided herein, upon the occurrence of such an Event of Default, Assignee shall have the complete right, power and authority hereunder, then or thereafter, to exercise and enforce any or all of the following rights and remedies:

          5.1.1 To terminate the License and then and thereafter, without taking possession of the Property, in Assignor's own name, to demand, collect, receive, sue for, attach and levy on the Rents and give properreceipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation of the Property and collection, as determined by Assignee, including attorneys' fees, and apply the net proceeds thereof, together with any funds of Assignor deposited with Assignee, in reduction or repayment of the Indebtedness and fulfillment of Assignor's other covenants, duties and obligations under this Agreement and under the Security Agreement in such order of priority as Assignee may, in its sole discretion, determine; and

          5.1.2 To declare the unpaid principal balance on the Note, the unpaid accrued interest and any other accrued but unpaid portion of the Indebtedness immediately due and payable without any (or any further) notice of default, notice of intent to accelerate, notice of acceleration, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Assignor) whereupon the same shall become immediately due and payable and, at Assignee's option, exercise all of the rights and remedies contained in the Security Agreement.

     5.2 EXCULPATION OF ASSIGNEE. The acceptance by Assignee of this Assignment, and the exercise by Assignee of any of the rights, powers, privileges and authority provided under this Agreement, shall not, prior to action (if any) by Assignee in entering upon and taking possession of the Property, be deemed or construed to constitute Assignee a "mortgagee in possession," nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases, the Rents or the Property or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability of Assignor (as landlord) under any Lease or to assume any obligation or responsibility for any security deposits or other deposits delivered to Assignor by any tenant which were not actually delivered by Assignor to Assignee, nor shall Assignee be liable in any way for any injury or damage to persons or property sustained by any person, firm or corporation in or about the Property. Assignee shall, however, be liable for its acts or omissions with respect to the Property after having taken possession thereof.

     5.3   NO WAIVER OR ELECTION OF REMEDIES.

          5.3.1 No Waiver: Neither the collection of the Rents by Assignee nor application of the Rents by Assignee as provided for in this Assignment shall be deemed to cure or to waive any Event of Default (except to the extent that application cures an Event of Default which is non-payment) or to waive, modify or affect any notice of default under the Security Agreement. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy under this Agreement may be reasserted at any time and from time to time following any subsequent Event of Default.

          5.3.2 Election of Remedies: The failure of Assignee to assert any of the terms, covenants and conditions of this Assignment for any period of time or at any time or times shall not be construed or deemed to be a waiver of any such right, and nothing contained in this Agreement nor anything done or omitted to be done by Assignee pursuant to this Assignment shall be deemed to be an election of remedies or a waiver by Assignee of any of its rights and remedies under any of the Security Agreement or under the law. The right of Assignee to collect and enforce the payment of the Indebtedness may be exercised by the Assignee either prior to or simultaneously with or subsequent to any action taken under this Assignment.

     5.4 INDEMNIFICATION BY ASSIGNOR. ASSIGNOR HEREBY AGREES TO INDEMNIFY AND HOLD ASSIGNEE FREE AND HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, COST, DAMAGE OR EXPENSE WHICH ASSIGNEE MAY INCUR UNDER OR BY REASON OF THIS ASSIGNMENT, OR BY REASON OF ANY ACTION (EXCEPT FOR ASSIGNEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) TAKEN BY ASSIGNEE HEREUNDER, OR BY REASON OF OR IN DEFENSE OF ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST ASSIGNEE ARISING OUT OF THE LEASES, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, ANY CLAIM BY ANY TENANT OF CREDIT FOR RENTS PAID TO AND RECEIVED BY ASSIGNOR, BUT NOT DELIVERED TO ASSIGNEE, FOR ANY PERIOD UNDER ANY LEASE EARLIER THAN THE CALENDAR MONTH NEXT PRECEDING THE CALENDAR MONTH WITH RESPECT TO WHICH SUCH RENTS PAYMENT IS DUE. IN THE EVENT ASSIGNEE INCURS ANY SUCH LIABILITY, LOSS, COST, DAMAGE OR EXPENSE, THE AMOUNT THEREOF, INCLUDING ATTORNEYS' FEES,

WITH INTEREST THEREON AT THE DEFAULT RATE SPECIFIED IN THE NOTE, SHALL BE PAYABLE BY ASSIGNOR TO ASSIGNEE IMMEDIATELY, WITHOUT DEMAND, AND SHALL BE SECURED BY ALL THE SECURITY FOR THE PAYMENT AND PERFORMANCE OF THE INDEBTEDNESS.


                                    ARTICLE 6

                              ARTICLE MISCELLANEOUS

     6.1 POSSIBLE INCONSISTENCY BETWEEN ASSIGNMENT AND OTHER DOCUMENTS. Notwithstanding that the Note or Security Agreement may indicate the transfer of Rents by Assignor to Assignee to be a pledge or a collateral assignment or assignment which is made as security or as further security for the payment or performance of some monetary or other obligation of Assignor, such provisions are not controlling and are intended to be and are hereby superseded by the provisions of this Assignment indicating that the assignment of Rents is an absolute assignment of Rents passing ownership of the Rents to Assignee subject to the terms and provisions of this Assignment.

     6.2 TERMINATION OF ASSIGNMENT. Upon payment in full of the Indebtedness, performance of all of the covenants, duties and obligations of Assignor under the Security Agreement and performance of all of the covenants, duties and obligations of Assignor under this Assignment, this Assignment shall be and become void and of no effect and, upon request of Assignor, Assignee shall promptly execute and deliver to Assignor an instrument under which Assignee releases its rights under this Assignment and sets forth the consent of Assignee to each tenant's future payment of Rents to Assignor.

     6.3 NON-LIABILITY OF ASSIGNEE FOR PERFORMANCE OF DUTIES OF ASSIGNOR UNDER LEASES. Notwithstanding any of the other terms or provisions of this Assignment or the Note or the Security Agreement, Assignee has not assumed or agreed to perform and shall not be obligated to perform any of the covenants, duties or obligations of Assignor (as landlord) under any of the Leases.

     6.4 NOTICES. Any notice provided to be given or desired to be given by either party to the other pursuant to this Assignment is required to be in writing and transmitted either by U.S. Mail, Registered or Certified, adequate postage prepaid, or by hand delivery (with receipt for delivery signed in behalf of the recipient) or by delivery via Federal Express or other recognized overnight courier service (with receipt for delivery signed in behalf of the recipient), any such notice to be transmitted by the sender to the intended recipient at the addresses hereinafter set forth (or hereafter designated as provided in this Section ):

     Address of Assignor:          Shaman Pharmaceuticals, Inc.
                                   213 East Grand Ave.
                                   South San Francisco, CA  94080

          With a copy to:          Farella Braun + Martel LLP
                                   235 Montgomery Street, 30th Floor
                                   San Francisco, CA  94104
                                   Attn:  Sharie Mendrey, Esq.

     Address of Assignee:         [SEE EXHIBIT A]

     Assignor and Assignee may change their respective addresses for purposes of receipt of notices by giving notice to the other party in accordance with the preceding provisions.

     6.5 CAPTIONS. Titles and headings appearing in this Assignment are intended solely for means of reference and are not intended to modify any of the provisions of this Assignment.

     6.6 SEVERABILITY. If any of the provisions of this Assignment and the application thereof in any circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment shall remain in full force and effect and shall be valid and enforceable to the fullest extent permitted by applicable law.

     6.7 ENTIRE AGREEMENT. This Assignment constitutes the entire agreement between Assignor and Assignee with respect to the subject matter of this Assignment and may not be modified or amended in any manner except by a writing executed by Assignor and Assignee and delivered.

     6.8 TIME OF ESSENCE. Time is of the essence with respect to all of the terms and provisions of this Assignment.

     6.9 GOVERNING LAW. This Assignment sets forth the entire understanding of Assignor and Assignee with respect to the subject matter hereof and shall be governed by and construed and enforced in accordance with the internal laws of the State of California (without giving effect to the conflict of law principles thereof).

     No delay on the part of Assignee in exercising any of its options, powers or rights, or partial or single exercise thereof, whether arising hereunder, under the Security Agreement or otherwise, shall constitute a waiver or affect any right hereunder or thereunder. No waiver of any of such rights and no modification, amendment or discharge of this Assignment shall be deemed to be made unless the same shall be in writing, duly signed by Assignee and Assignor. Each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of Assignee or the obligations of Assignor hereunder in any other respect at any other time.

     THIS DOCUMENT CONTAINS CERTAIN INDEMNITY PROVISIONS INCLUDING WITHOUT LIMITATION ARTICLE V SECTION 4.

     IN WITNESS WHEREOF, Assignor has caused this Agreement to be executed as of the day and year first above written.


                                    ASSIGNOR:

                                    SHAMAN PHARMACEUTICALS, INC.



                                    By:  /s/ Steven R. King
                                         __________________________

                                    Its: Chief Operating Officer
                                         __________________________

                                    EXHIBIT A

                         LIST OF LENDERS WITH ADDRESSES



LDI GROUP, INC.
1075 Hollywood Avenue
Salt Lake City, UT 84105

FREEHAN PARTNERS, LP
591 Redwood Highway, Suite 2355
Mill Valley, CA 94941

M. DAVID TITUS
550 West C Street, Suite 2030
San Diego, CA 92101

NEZAM TOOLOEE
6600 Seabold Road
Bainbridge Island, WA 98110

LISA A. CONTE
32621 Mount Valentine Drive
Evergreen, CO 80439

STEVEN KING
213 East Grand Avenue
South San Francisco, CA 94080

BAY VENTURE COUNSEL
1999 Harrison Street, Suite1300
Oakland, CA 94612

                                    EXHIBIT B

                        LEGAL DESCRIPTION OF THE PREMISES

Property in the City of South San Francisco, County of San Mateo, State of California, described as follows:

Parcel A as shown on Parcel Map 93-301 filed November 18, 1993, Book 67 of parcel maps pages 5 and 6, San Mateo County Records.

                          CERTIFICATE OF ACKNOWLEDGMENT

State of ___________________________)


County of __________________________)


On ____________________________ before me, _____________________________,


personally appeared ____________________________________________________,



______  personally known to me, OR  _____  proved to me on the basis of satisfactory evidence to be the
                                           person(s) whose name(s) is/are
                                           subscribed to the within instrument
                                           and acknowledged to me that he/she/
                                           they executed the same in his/her/
                                           their authorized capacity(ies), and
                                           that by his/her/their signature(s)
                                           on the instrument the person(s), or
                                           the entity upon behalf of which the
                                           person(s) acted, executed the
                                           instrument.

                                               WITNESS my hand and official seal

                                               Signature _______________________

                                                                  EXHIBIT 99.4


                         SECURED BRIDGE PROMISSORY NOTE



$20,000                                                        January 2, 2001
 ------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Lisa A. Conte, an individual, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of twenty thousand dollars ($20,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                  EXHIBIT 99.5


                         SECURED BRIDGE PROMISSORY NOTE



$65,000                                                        January 2, 2001
-------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Bay Venture Counsel, L.L.P., Inc., a California limited liability partnership, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of sixty-five thousand ($65,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. This Note evidences the debt represented by the contemporaneous advance of $52,000 in new funds from Holder to Payor (the "New Advance"), and evidences $13,000 of prior indebtedness of Payor to Holder for prior advances to Payor (collectively, the "Prior Advances"). The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

             Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

      This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                  EXHIBIT 99.6


                         SECURED BRIDGE PROMISSORY NOTE



$50,000                                                        January 2, 2001
 ------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Freehan Partners, L.P., a California Limited Partnership, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of fifty thousand dollars ($50,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                  EXHIBIT 99.7


                         SECURED BRIDGE PROMISSORY NOTE



$10,000                                                        January 2, 2001
 ------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to LDI Group, Inc., a Utah corporation, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of ten thousand ($10,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                  EXHIBIT 99.8


                         SECURED BRIDGE PROMISSORY NOTE



$8,000                                                         January 2, 2001
 -----
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Steven King, an individual, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of eight thousand dollars ($8,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                  EXHIBIT 99.9


                         SECURED BRIDGE PROMISSORY NOTE



$100,000                                                       January 2, 2001
 -------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to M. David Titus, an individual, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of one hundred thousand dollars ($100,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                 EXHIBIT 99.10


                         SECURED BRIDGE PROMISSORY NOTE



$25,000                                                        January 2, 2001
 ------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Nezam Tooloee, an individual, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of twenty-five thousand dollars ($25,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before March 5, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                 EXHIBIT 99.11


                             INTERCREDITOR AGREEMENT


     This Intercreditor Agreement (this "Intercreditor Agreement") is entered into as of January 2, 2001, by and among Alcamin Anstalt, Tradewinds Debt Strategies Fund, L.P, Nezam Tooloee, and Lisa A. Conte (collectively, the "Lenders") and Shaman Pharmaceuticals, Inc., a Delaware corporation ("Shaman").


                                    RECITALS

     Lenders have agreed to advance additional funds to Shaman, and Shaman and the Lenders have agreed to have separate amended and restated notes evidence both certain prior indebtedness of Shaman to each of the Lenders as well as the indebtedness for these new advances (the "Lender Notes"). Shaman has executed and delivered the Lender Notes, together with a Security Agreement securing all indebtedness under the Lender Notes (including for prior advances) by its intellectual property and tangible assets relating to SP-303, SB-300, NSF and NSF-IB, and to Shaman's products, inventory, and work in process that embody that intellectual property (the "SP-303 Collateral") and to certain intellectual property rights relating to its diabetes products (the "Diabetes Collateral") (collectively, the SP-303 Collateral and Diabetes Collateral is the "Collateral").

      Lenders have agreed that should any of them exercise their rights under the Security Documents or otherwise foreclose on the collateral, or should any sale of the Collateral occur, with the proceeds to be distributed to the creditors with security interests therein, then the parties' rights to the proceeds will be as set forth in this Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Lenders agree as follows:


                                    AGREEMENT

     1. Lenders agree that their respective security interests in the SP-303 Collateral and Diabetes Collateral is and shall be of equal priority.

     2. The priorities specified in Section 1 of this Agreement shall be applicable irrespective of the time, manner or order of attachment or perfection of security interests or the time or order of filing financing statements.

     3. In any foreclosure, sale or liquidation of the Collateral, regardless of whether conducted by any of the Lenders or all of them, or a third party, Lenders agree to share the net proceeds of such sale or liquidation (after reimbursement of their reasonable costs and expenses of such sale or liquidation) as follows: First, in proportion to the ratio of the dollar amounts of their respective New Advances identified in their respective Lender Notes (the "New Advances" which include for purposes of this Intercreditor Agreement the $250,000 in loans from Lender TradeWinds advanced to Shaman in November,
2000); and second, in proportion to the ratio of the dollar amounts of their prior advances as reflected in their respective Lender Notes (the "Old Advances"). In any transaction where the Lenders strictly foreclose on the Collateral, retaining it satisfaction of their debts or acquire the Collateral from Shaman in return in whole or part for forgiveness of the indebtedness to them, the Lenders agree to share ownership in the Collateral so acquired (or in the newly formed entity such collateral is contributed to) by calculating their respective ownership shares by proportionate dollar indebtedness owed under the Lender Notes, adjusted as follows: Their New Advances shall be double-weighted
(2x); and Old Advances shall be given single weight (1x).

     4. Each of the Lenders agrees that if Shaman borrows at least $350,000 to be secured by the Diabetes Collateral, or sells or transfer any interest in the Diabetes Collateral for at least $350,000, then such Lenders shall release their security interest in the Diabetes Collateral without any additional consideration. Each Lender hereby irrevocably appoints Lisa Conte its, his, or her attorney-in-fact to execute and deliver any documents releasing the Lenders' lien in the Diabetes Collateral in accordance with this paragraph 4, including, without limitation, the filing of a UCC-2 evidencing the release of such Lenders' security interest in the Diabetes Collateral.

     5. This Agreement is solely for the benefit of, and shall be binding on, Lenders, Shaman and their respective successors and assigns. No other person or entity shall have any right, benefit, priority or interest under this Agreement or because of the existence of this Agreement.

     6. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

     7. This Agreement may be executed in counterparts, each of which so executed shall be deemed an original, and said counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




ALCAMIN ANSTALT                           TRADEWIND DEBT STRATEGIES FUND, LP

By:    /s/ Gerardo Giugni                 By:    /s/ Robert W. Scannell
       __________________________                ___________________________

Name:  Gerardo Giugni                     Name:  Robert W. Scannell
       __________________________                ___________________________

Title:                                    Title: General Partner
       __________________________                ___________________________



Nezam Tooloee                             LISA A. CONTE

By:    /s/ Nezam Tooloee                  By:    /s/ Lisa A. Conte
       __________________________                ___________________________



SHAMAN PHARMACEUTICALS, INC.

By:  /s/ Lisa A. Conte
     ____________________________

Its: President & CEO
     ____________________________

                                                                 EXHIBIT 99.12


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is entered into as of January 2, 2001, between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation ("DEBTOR"), for the benefit of Lisa. A. Conte, Nezam Tooloee, Alcamin Anstalt, and Tradewind Debt Strategies Fund, L.P. (each individually a "SECURED PARTY").


                                    RECITALS

     A. Pursuant to the Promissory Note of even date entered into between Secured Party and Debtor (the "PROMISSORY NOTE"), Debtor has agreed to pledge its assets as security for the payment of the Promissory Note.

     B. Debtor is granting to Secured Party a fully perfected security interest in its intellectual property and tangible assets relating to SP-303, SB-300, NSF and NSF-IB, and to Debtor's patents, products, inventory, latex/raw material, work in process, and customer lists that embody (without limitation) that intellectual property AND its intellectual property, technology, royalty rights, and tangible assets related to its diabetes program (the "Collateral"), to secure prompt payment and performance of the Obligations and Debtor's obligations to Secured Party under this Agreement. This security interest will be prior to any competing security interest, lien or other interest or claim in such Collateral. Each Secured Party has agreed under a separate Intercreditor Agreement that their respective security interests in Debtor's assets shall be of equal priority and have agreed to split any proceeds from potential disposition of Debtor's assets or share ownership in the Collateral pursuant to strict foreclosure as agreed in the Intercreditor Agreement attached hereto as Exhibit A.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

     1. Grant of Security Interest. Debtor hereby assigns and grants to Secured Party, to secure the due and timely payment and performance of the Obligations (as defined below), whether now existing or hereafter arising, a first priority perfected security interest in all of Debtor's right, title and interest, whether now existing or hereafter arising, in and to the Collateral (as defined below) other than Debtor's irrevocable licenses.

     2. Collateral. The "COLLATERAL" consists of the following personal property.

          (a) All intellectual property rights of Debtor relating to SP-303, SB-300, NSF and NSF-IB, including, without limitation, protocols and methodology, Debtor's license agreement with Dr. Tempesta, and U.S. patent # 5,211,944, U.S. patent # 5,494,661, US patent application serial # 09/066,989,
US patent application serial # 09/243,197, US patent application serial #

09/364,248, Shaman docket # SHOBOT-08, and numerous related international and national patent office actions/prosecutions ongoing in Europe, North America and Asia (collectively, the "SP-303 INTELLECTUAL PROPERTY").

          (b) Any and all goods, supplies, wares, merchandise, and other tangible personal property, including customer lists, latex/raw material, work in process, supplies and components, and finished goods that embody the SP-303 Intellectual Property, whether held for sale or lease or to be furnished under any contract for service or so leased or furnished, and also including products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or nonnegotiable, representing any of the foregoing (collectively, the "INVENTORY").

          (c) All rights of Debtor under its agreements for distribution of the Inventory, including without limitation, Debtor's rights under an Agreement with GNC.

          (d) All intellectual property rights of Debtor relating to it Diabetes program, including, without limitation, patents, technology, ethnobotanical information, databases, and royalty rights, as set forth in Exhibit B (collectively, the "DIABETES INTELLECTUAL PROPERTY"), subject only to an irrevocable License to Debtor.

          (e) Any and all goods, supplies, wares, and other tangible personal property that embody the Intellectual Property, including supplies of raw plant material, extracts, and isolated compounds, and all documents of title, whether negotiable or nonnegotiable, representing any of the foregoing (collectively, the "DIABETES INVENTORY").

          (f) All replacements, modifications and accessions to any of the foregoing, wherever located;

          (g) All proceeds (including all insurance proceeds) of the foregoing; and

          (h) All books, correspondence, records and other documents relating to the above-described property.

     As used in this Security Agreement, the term "PROCEEDS" includes whatever is receivable or received when collateral or the proceeds thereof is paid, collected or otherwise disposed of whether such disposition is voluntary or involuntary, and all claims arising out of the damage, destruction, or decrease in value of the collateral.

     3. Obligations Secured. The "OBLIGATIONS" secured by the Collateral consist of the full and timely payment and performance of all of debt evidenced by the Promissory Note and the obligations under this Security Agreement. The terms "indebtedness" and "obligations" are used in the most comprehensive sense and include all obligations in connection with the Promissory Note to Secured Party.

     4. Covenants of Debtor. Debtor agrees:

          (a) to do all acts necessary to maintain, preserve and protect the Collateral;

          (b) not to change the location of the tangible Collateral, except for inventory in the ordinary course of business, or to make any change in Debtor's name or place of business, or, if Debtor has more than one place of business, its head office, or office in which Debtor's records relating to the Collateral are kept beyond Debtor's ordinary course of business conduct;

          (c) to procure and deliver from time to time any financing statements and other writings necessary to perfect, maintain and protect its security interest hereunder and the priority thereof and the purposes of this Agreement and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments, if any;

          (d) to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and other reports and information relating to the Collateral as Secured Party may request from time to time;

          (e) not to surrender or lose possession of (other than to Secured Party), sell (except for inventory in the ordinary course of business), encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, except for routine disposal of equipment being replaced in the ordinary course of business, and to keep the Collateral free from all levies and security interests or other charges except for security interests existing on the date of this Agreement with Lenders and those other levies, security interests or other charges approved in writing by Secured Party;

          (f) Debtor will keep all inventories in good and marketable condition, free from material defects. Returns and allowances between Debtor and its Account debtors will follow Debtor's customary practices;

          (g) To pay promptly when due all federal, state, and local taxes or assessments now or hereafter imposed on or affecting any Collateral and to deliver to Secured Party, on demand, appropriate certificates attesting to the payments;

          (h) Not to cause or suffer any of Debtor's representations and/or warranties to become untrue;

          (i) To appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

          (j) Not to use or permit any Collateral to be used unlawfully or in violation of this Agreement or any applicable law or regulation or policy of insurance covering the Collateral; and

          (k) To promptly supply Secured Party with such other information concerning its affairs as Secured Party may request from time to time hereafter and shall promptly notify Secured Party of any material adverse change in Debtor's financial condition and any condition or event that constitutes a breach of or event that constitutes an Event of Default under this Agreement; and



     5. Representations and Warranties. Debtor represents and warrants to Secured Party that:

          (a) Debtor is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified. The execution, delivery and performance of the Documents have been duly authorized, and do not conflict with Debtor's formation documents, nor constitute an event of default under any material agreement by which Debtor is bound.

          (b) Debtor has good title to the Collateral, free of competing liens, charges and encumbrances except for the lien of Lenders, the Tempesta agreement regarding the SP-303 Intellectual Property, and the Irrevocable License to the Debtor and prior licenses granted by Debtor with respect to certain intellectual property rights, including those granted to Lipha, Lyonnaise Industrielle Pharmaceutique, s.a., all regarding the Diabetes Intellectual Property.

          (c) No representation, warranty or other statement of Debtor in any certificate or written statement given to Secured Party contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading as of the date made.

          (d) The exact corporate name of Debtor is Shaman Pharmaceuticals, Inc., a Delaware corporation.

          (e) Debtor's principal place of business and chief executive office is located at 213 East Grand Avenue, South San Francisco, California 94080-4812. Debtor maintains all of its records with respect to the Collateral at that address. Debtor has not at any time within the past four (4) months maintained its chief executive office or its records with respect to the Collateral at any other location. All tangible Collateral is and will be located in the State of California except for inventory shipped in the ordinary course of business.

     6. Default. Debtor will be in default hereunder if:

          (a) Debtor materially breaches any provision of this Security Agreement and such breach continues after written notice from Secured Party for a period of thirty (30) days or such longer period of time reasonably required to remedy the breach, provided Debtor promptly commences remedial action within thirty (30) days of such written notice and thereafter diligently pursues the remedial action.

          (b) If a material portion of Debtor's assets are attached, seized or levied upon or if Debtor begins an insolvency proceeding or an insolvency proceeding is begun against Debtor (an "INSOLVENCY EVENT").

          (c) If any warranty or representation in any Document or in any writing delivered to Secured Party is untrue or inaccurate in any material respect.

          (d) Any material misrepresentation or material misstatement existing now or hereafter in any warranty or representation in any such guaranty in connection with such guaranty.

          (e) Debtor fails to pay any amounts when due under the Promissory Note or breaches any other provision of the Promissory Note.



     7. Remedies. Upon a default as defined in Section 6 above, Secured Party may, at Secured Party's option declare all Obligations immediately due and payable:

          (a) Exercise with respect to the Collateral all of the remedies of a secured party under Article 9 of the California Commercial Code (including any right to recover any deficiency from Debtor);

          (b) Exercise any and all remedies available under law or in equity.

          (c) Payment in full of Indebtedness at any time shall cure any and all defaults, pursuant to which Secured Party shall relinquish, release and return to Debtor any and all collateral in its possession or under its control.

     No delay or omission to exercise any right or remedy of Secured Party upon a default by Debtor will waive any right or remedy of Secured Party or be construed as a waiver of any similar default that occurs later. Debtor waives any right to require Secured Party to proceed against any other person or to exhaust any Collateral or to pursue any other remedy in Secured Party's power.

     8. Miscellaneous.

          (a) The terms of this Security Agreement will inure to the benefit of and bind the parties hereto and their respective successors, assigns, executors, heirs and legal representatives.

          (b) This Security Agreement contains the entire security agreement between Secured Party and Debtor and may be modified only by a writing signed by Secured Party and Debtor. If any of the provisions of this Security Agreement are held invalid or unenforceable, this Security Agreement will be construed as if not containing the invalid or unenforceable provisions.

          (c) This Security Agreement will be construed in accordance with and governed by the laws of the State of California.

          (d) Should any party hereto institute any action or proceeding to enforce any provisions hereof, or for damages by reason of any alleged breach of any provisions of this Agreement, or for a declaration of such party's rights or obligations hereunder, or for any other judicial remedy, the prevailing party shall be entitled to be reimbursed by the losing party all costs and expenses incurred thereby, including but not limited to, reasonable attorney fees.

          (e) All communications required or given under this Security Agreement shall be given in writing to Secured Party or Debtor at the address for such party set forth below, and shall be deemed given upon the earlier of actual receipt by the party or three (3) days after posting in the U.S. mail, postage prepaid, and duly addressed:

          Secured Party:       Lisa A. Conte
                               32621 Mount Valentine Drive
                               Evergreen, CO 80439

                               Nezam Tooloee
                               6600 Seabold Road
                               Bainbridge Island, WA 98110

                               Alcamin Anstalt
                               Via Luciani 42
                               Roma, Italy 00197

                               Tradewind Debt Strategies Fund, LP
                               591 Redwood Highway
                               Suite 2355
                               Mill Valley, CA 94941


          Debtor:              Shaman Pharmaceuticals, Inc.
                               213 East Grand Avenue
                               South San Francisco, CA 94080-4812


          With a copy to:      Sharie L. Mendrey, Esq.
                               Farella Braun + Martel, LLP
                               Russ Building, 30th Floor
                               235 Montgomery Street
                               San Francisco, CA 94104

     Either party may change the address to which notices shall be sent to such party by providing written notice thereof to the other party in accordance with the terms of this Section.

          (f) Time is of the essence in each and every provision of this Agreement.

          (g) Provided Debtor has performed and repaid the Obligations in full and no Insolvency Event shall have occurred with respect to Debtor within the 90 day period following such performance and repayment in full, Secured Party shall deliver to Debtor, within 10 days after the end of such 90-day period, executed UCC termination statements in customary form and releases of any guaranty of the Obligations then in effect.





      IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the date and year first above written.


                        DEBTOR:     Shaman Pharmaceuticals, Inc.


                                    By: /s/ Steven R. King
                                       ---------------------------------

                                       Steven R. King, its COO

                                    EXHIBIT A

                             INTERCREDITOR AGREEMENT

                                    EXHIBIT B
                         DIABETES INTELLECTUAL PROPERTY

                                                                 EXHIBIT 99.13


                             SECURED PROMISSORY NOTE



$50,000                                                        January 2, 2001
 ------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Lisa A. Conte, an individual, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of fifty thousand dollars ($50,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before June 20, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                 EXHIBIT 99.14


                             SECURED PROMISSORY NOTE



$25,000                                                        January 2, 2001
 ------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Nezam Tooloee, an individual, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of twenty-five thousand dollars ($25,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. The principal balance together with all accrued interest thereon, is due and payable on or before June 20, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                 EXHIBIT 99.15


                         AMENDED SECURED PROMISSORY NOTE



$231,844.94                                                    January 2, 2001
 ----------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Alcamin Anstalt, a Liechtensteinian corporation, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of two hundred and thirty-one thousand eight hundred and forty-four dollars and ninety-four cents ($231,844.94), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. This Note evidences the debt represented by the contemporaneous advance of $10,000 in new funds from Holder to Payor (the "New Advance"), and evidences $221,844.94 of prior indebtedness (both principal and accrued interest) of Payor to Holder for prior advances to Payor, including loans evidenced by a prior note or prior notes held by Holder (collectively, the "Prior Advances"). This Note replaces any prior notes issued by Payor to Holder. The principal balance together with all accrued interest thereon, is due and payable on or before June 20, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer

                                                                 EXHIBIT 99.16


                         AMENDED SECURED PROMISSORY NOTE



$255,000                                                       January 2, 2001
 -------
                                                     San Francisco, California


     FOR VALUE RECEIVED, Shaman Pharmaceuticals, Inc., a Delaware corporation, ("Payor") hereby unconditionally promises to pay to Tradewind Debt Strategies Fund, L.P., a California limited partnership, or order ("Holder") in lawful money of the United States, at San Francisco, California, the sum of two hundred and fifty-five thousand dollars ($255,000), with interest from the date hereof on the unpaid principal balance at the annual rate of 6.35 percent per annum. This Note evidences the debt represented by the contemporaneous advance of $5,000 in new funds from Holder to Payor (the "New Advance"), and evidences $250,000 of prior indebtedness of Payor to Holder for prior advances to Payor, including loans evidenced by prior notes held by Holder (collectively, the "Prior Advances"). This Note replaces the prior notes issued by Payor to Holder. The principal balance together with all accrued interest thereon, is due and payable on or before June 20, 2001. There shall be no penalty for prepayment of all or part of the principal balance.

     This Note is the Note referred to in and is executed and delivered in connection with that certain Security Agreement dated as of even date herewith and executed and delivered by Payor in favor of Holder (as the same may from time to time be amended, modified, or supplemented or restated, the "Security Agreement"). Additional rights of Payor are set forth in the Security Agreement. The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit, or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

     Unpaid interest shall be compounded monthly and shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Each of the following events shall be an "Event of Default" hereunder:

            (a) Payor fails to timely pay any of the amounts due under this Note on the date the same becomes due and payable; or

            (b) Payor defaults on an obligation contained in this Note or Payor defaults under the Security Agreement;

            Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Holder be immediately due, payable and collectible by Company pursuant to applicable law. Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

     Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Time is of the essence.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Payor and shall extend to any holder hereof. Payor shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

     If this Note is destroyed, lost or stolen, Payor will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal balance and accrued and unpaid interest in substitution of the prior Note. Holder shall furnish Payor with reasonable evidence that the Note was destroyed, lost or stolen, and any security and indemnity that may be reasonably required by Payor in connection with the replacement of this Note


PAYOR:                              Shaman Pharmaceuticals, Inc.



                                    By: /s/ Steven R. King
                                        --------------------------
                                        Chief Operating Officer